Babson Value Fund
Semiannual Report
May 31, 1999

A no-load mutual fund that invests in common stocks considered to be undervalued.

Babson Funds
Jones & Babson Distributors
A Member of the Generali Group


Message to our Shareholders

Babson Value Fund completed the six months ended May 31, 1999 with a total return (price change and reinvested distributions) of 12.4%. For the same period the return of the unmanaged Standard & Poor's 500 stock index of larger company stocks was 12.6%. On an unweighted basis the returns of the 500 S&P companies averaged only 10.6% for the last six months.

Through the first four months of Babson
Value Fund's fiscal year (December, 1998 - March, 1999) the market- capitalization weighted S&P 500 continued to be dominated by the strong performance of the largest companies in that index. At the end of March, 1999, a very narrow group of growth stocks had provided outsized returns relative to most of the other stocks in the S&P 500 through the first four months of the fiscal year. Specifically, among the 50 largest stocks in that index, the sub-group of 24 stocks which yielded less than the index returned on average 16.6% from January to March. Ten stocks in this group were in the Technology and Communications sector and had an average P/E multiple of 76 times! Seven other stocks in this group, which we have nicknamed the "Titanic 24," were consumer stocks with an average P/E of 60 times. Clearly, these are not the types of stocks that populate the Babson Value Fund. The forgotten, higher yielding, lower P/E group of 244 stocks at the smaller end of the S&P capitalization spectrum, where value stocks have typically resided, returned -3.6% in the January-March period.

We noted in our last semi-annual report that the largest fifty stocks in the S&P 500 accounted for a disproportionate percentage of the weighting in the index. This continued to be true through most of the second half of the Fund's fiscal year and explains why mutual funds have had a difficult time outperforming the S&P 500. Additionally, the popularity of the new "nifty fifty" of the 1990s has produced a wide spread in P/Es, as we mentioned in the preceding paragraph. We concluded our previous semi-annual commentary by saying "We don't know if the spread will narrow by the multiples of the "nifty fifty" coming back toward the pack, or by generally increasing multiples among the rest of the companies. Either way, a period of underperformance by the S&P 500 would be the result."

The period of underperformance of the S&P 500 vs. value funds in general, and Babson Value Fund in particular, began early in April 1999. In what may someday be looked back upon as a watershed event in stock market history, there was a violent reversal in market sentiment that occurred the second week in April, 1999. Virtually overnight value stocks skyrocketed as investors reallocated assets from growth to value. Babson Value Fund was exceptionally well positioned to benefit from this change in style preference. It was largely because of the compelling valuations of the portfolio (price/earnings, price/book, and yield, for example) that the Fund did so well in April and May.

Net asset value per share rose from $47.42 on November 30, 1998, to $50.72 at the end of May. In March an ordinary income dividend of $0.14 was distributed.
For shareholders who elected reinvestment, the distribution was reinvested at a price of $45.09 per share on March 24, 1999. In addition, the year-end distributions of $0.15 of ordinary income and $1.97 in long-term capital gains were reinvested on December 17, 1998 at a price of $44.68 per share.

Turnover increased from
normal levels because of tax-loss selling to reduce capital gains from over $4.00 per share to $1.97 per share at the end of the Fund's 1998 fiscal year. In November 1998 we sold full positions of two holdings and partial positions in a number of other holdings. We used the proceeds to add to other positions and, then in December 1998 and January 1999, we reestablished positions after the mandated period to avoid "wash sales." Usually rebalancing would be the primary contributor to portfolio turnover.

The Fund continues to have attractive valuation characteristics. The average price/earnings ratio based on estimated earnings for 1999 for the companies in the Fund is only 18.0, compared with 26.6 times for the S&P 500 companies. The average price/book value of the Fund's companies is 2.3, compared to 4.8 for the S&P companies, and their current yield is 75% higher.

We appreciate your continued use of the Babson Value Fund in your investment program.

Sincerely,
/s/Larry D. Armel
Larry D. Armel
President


CHART
Babson Value Fund

Comparison with all Lipper
Growth & Income Funds

                                                 1 Year  3 Years  5 Years  10 Years   1 Year   3 Years  5 Years 10 Years
                                                5/31/98  5/31/96  5/31/94  5/31/89  06/30/98  06/30/96 06/30/94 06/30/89
                                                  to       to       to       to        to        to       to
                                                5/31/99  5/31/99  5/31/99  5/31/99  06/30/99  06/30/99 06/30/99 06/30/99
Babson Value Fund Total Return                    5.03%   17.88%   18.97%   15.32%     5.63%    18.75%   19.95%  15.51%
Lipper Growth & Income Funds
  Average Total Return                           11.48%   19.80%   20.12%   14.58%    14.48%    21.59%   21.72%  15.13%
BVF Rank among Lipper Growth & Income Funds         675      365      228       58       736       386      245      70
# of Lipper Growth & Income Funds                   829      510      320      149       843       515      323     148
Babson Value Fund Percentile, Top                   82%      72%      72%      40%       88%       75%      76%     48%

Source: Lipper Analytical Securities Corporation


Comparison with
Morningstar Category and Objective

                                                 1 Year  3 Years  5 Years  10 Years   1 Year   3 Years  5 Years 10 Years
                                                5/31/98  5/31/96  5/31/94  5/31/89  06/30/98  06/30/96 06/30/94 06/30/89
                                                  to       to       to       to        to        to       to
                                                5/31/99  5/31/99  5/31/99  5/31/99  06/30/99  06/30/99 06/30/99 06/30/99
Morningstar Large Cap. Value Funds
Average Total Return                             9.77%    19.07%   19.61%   14.74%    12.66%    20.55%   20.90%  15.14%
BVF Rank among Morningstar
  Large Cap. Value Funds                           408       244      142      424        70       269      156      46
  # of Morningstar Large Cap. Value Funds          526       364      225      107       533       368      230     109
Babson Value Fund Percentile, Top                  78%       67%      63%      39%       88%       73%      68%     42%
Morningstar Growth & Income Funds
Average Total Return                            13.02%     20.71%   20.73%   14.48%   15.62%    22.55%   22.42%  15.03%
BVF Rank among Morningstar
  Growth & Income Funds                            621        401      257      596       78       426      274      69
  # of Morningstar Growth & Income Funds           740        524      334      142      758       535      339     143
Babson Value Fund Percentile, Top                  84%        77%      77%      41%      90%       80%      81%     48%

Source: Morningstar, Inc.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Schedule of Investments
May 31, 1999 (unaudited)

SHARES          COMPANY                                           MARKET VALUE
COMMON STOCKS - 96.71%
BASIC MATERIALS - 14.06%
  482,100       duPont (E.I.) deNemours & Co.                     $ 31,547,419
  805,100       Potlatch Corp.                                      31,700,812
  103,400       Martin Marietta Materials, Inc.                      6,268,625
  746,000       Millennium Chemicals, Inc.                          18,603,375
1,156,000       USX-U.S. Steel Group                                31,139,750
  474,000       Weyerhaeuser Co.                                    29,417,625
  675,300       Willamette Industries, Inc.                         28,615,838
                                                                   177,293,444
CAPITAL GOODS - 7.15%
  716,000       Boeing Co.                                          30,251,000
  689,200       Dana Corp.                                          35,579,950
  601,000       Lockheed Martin Corp.                               24,302,937
                                                                    90,133,887
CONSUMER CYCLICAL - 14.16%
  603,700       Harcourt General, Inc.                              29,694,494
1,727,600       Kmart Corp.                                         26,561,850
  679,000       Limited, Inc.                                       33,186,125
  610,158       Penney (J.C.) Co., Inc.                             31,537,541
1,274,300       Reebok International Ltd.                           25,326,712
  675,500       Sears, Roebuck & Co.                                32,297,344
                                                                   178,604,066
CONSUMER STAPLES - 2.14%
  628,000       Diageo PLC, ADR                                     27,004,000

ENERGY - 5.06%
  381,300       Atlantic Richfield Co.                              31,910,044
  564,500       Royal Dutch Petroleum Co.                           31,929,531
                                                                    63,839,575
FINANCIAL - 26.64%
  372,100       Aetna, Inc.                                         33,791,331
  837,000       Allstate Corp.                                      30,498,188
  217,100       American Express Co.                                26,309,806
   12,322       Berkshire Hathaway, Inc. Cl. B                      28,562,396
  345,000       Chase Manhattan Corp.                               25,012,500
  398,000       Citigroup, Inc.                                     26,367,500
  394,000       National City Corp.                                 26,077,875
  660,850       SLM Holding Corp.                                   27,425,275
  628,200       Student Loan Corp.                                  25,088,737
  415,200       Transamerica Corp.                                  30,465,300
  802,700       U.S. Bancorp                                        26,087,750
  756,330       Wells Fargo & Co.                                   30,253,200
                                                                   335,939,858
HEALTH CARE - 5.05%
1,322,900       Tenet Healthcare                                    32,411,050
  537,000       United Healthcare Corp.                             31,280,250
                                                                    63,691,300
MISCELLANEOUS - 1.20%
  333,100       Hanson PLC, ADR                                     15,093,594

TECHNOLOGY - 10.30%
  800,200       Apple Computer, Inc.                                35,258,813
  288,000       International Business Machines Corp.               33,498,000
1,405,500       Wallace Computer Services, Inc.                     32,238,656
  514,000       Xerox Corp.                                         28,880,375
                                                                   129,875,844
TRANSPORTATION - 5.76%
  716,000       CSX Corp.                                           33,607,250
1,014,382       KLM Royal Dutch Airlines                            29,417,078
  766,090       Overseas Shipholding Group, Inc.                     9,576,125
                                                                    72,600,453
UTILITIES - 5.19%
1,301,000       Illinova Corp.                                      35,370,938
  667,200       Texas Utilities Co.                                 30,024,000
                                                                    65,394,938
TOTAL COMMON STOCKS - 96.71%                                     1,219,470,959

FACE
AMOUNT          DESCRIPTION                                       MARKET VALUE

REPURCHASE AGREEMENT - 3.07%
$38,700,000     UMB Bank, n.a., 4.22%, due June 1, 1999
                (Collateralized by Federal
                National Mortgage Association,
                due June 17, 1999 with a value
                of $ 39,471,461)                               $    38,700,000

TOTAL INVESTMENTS - 99.78%                                       1,258,170,959

Other assets less liabilities - 0.22%                                2,830,403

TOTAL NET ASSETS - 100.00%                                     $ 1,261,001,362

The identified cost of investments owned at May 31, 1999, was the same for federal income tax and book purposes.Net unrealized appreciation for federal income tax purposes was $380,182,644, which is comprised of unrealized appreciation of $387,397,881 and unrealized depreciation of $7,215,237.

See accompanying Notes to Financial Statements.


Statement of Assets and Liabilities
May 31, 1999 (unaudited)

ASSETS:
  Investments, at value (identified cost $877,988,315)         $ 1,258,170,959
  Receivables:
    Investments sold                                                 1,646,806
    Dividends                                                        3,862,321
    Interest                                                             4,474
    Fund shares sold                                                   802,152
      Total assets                                               1,264,486,712

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                       859,924
  Payables:
    Management fees                                                    438,466
    Investments purchased                                            2,034,453
    Fund share redemptions                                             152,507
      Total liabilities                                              3,485,350

NET ASSETS                                                     $ 1,261,001,362

NET ASSETS CONSIST OF:
  Capital (capital stock and
   paid-in capital)                                            $   826,561,709
  Undistributed net investment income                                4,085,669
  Undistributed net realized gain from investment transactions      50,171,340
  Net unrealized appreciation of investments                       380,182,644

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                    $ 1,261,001,362
Capital shares, $1.00 par value
  Authorized                                                        50,000,000
  Outstanding                                                       24,860,553

NET ASSET VALUE PER SHARE                                              $ 50.72

See accompanying Notes to Financial Statements.


Statement of Operations
For the six months ended May 31, 1999 (unaudited)

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $198,467)           $ 13,454,167
  Interest                                                             663,972
                                                                    14,118,139
EXPENSES:
  Management fees                                                    6,114,947
  Registration fees                                                     67,390
                                                                     6,182,337
    Net investment income                                            7,935,802

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions                    60,337,647
  Net unrealized appreciation on investments during the period      73,219,128
    Net gain on investments 133,556,775
    Net increase in net assets resulting from operations         $ 141,492,577

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets

For the six months ended May 31, 1999 (unaudited) and the year ended November 30, 1998

                                                                       1999            1998
OPERATIONS:
  Net investment income                                         $   7,935,802  $   19,814,076
  Net realized gain from investment transactions                   60,337,647      75,274,127
    Net unrealized appreciation (depreciation) on investments
    during the period                                              73,219,128     (55,316,327)
  Net increase in net assets resulting from operations            141,492,577      39,771,876
  Net equalization included in the price of shares
    issued and redeemed                                                -            1,006,045

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                            (8,289,410)    (17,864,102)
  Net realized gain from investment transactions                  (60,875,852)    (43,880,177)
    Total distributions to shareholders                           (69,165,262)    (61,744,279)

CAPITAL SHARE TRANSACTIONS:*
  Shares sold                                                     170,513,744     513,525,592
  Reinvested distributions                                         56,281,863      49,896,402
                                                                  226,795,607     563,421,994
  Shares repurchased                                             (531,717,321)   (468,036,565)

    Net increase (decrease) from capital share transactions      (304,921,714)      95,385,429
      Net increase (decrease) in net assets                      (232,594,399)      74,419,071

NET ASSETS:
  Beginning of period                                           1,493,595,761    1,419,176,690
  End of period                                               $ 1,261,001,362  $ 1,493,595,761
  Undistributed net investment income at end of period        $     4,085,669  $    17,971,173

*Fund share transactions:
  Shares sold                                                       3,586,648       10,704,578
  Reinvested distributions                                          1,259,051        1,109,576
                                                                    4,845,699       11,814,154
  Shares repurchased                                              (11,482,762)     (10,052,962)
    Net increase (decrease) in fund shares                         (6,637,063)       1,761,192

See accompanying Notes to Financial Statements.


Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks and bonds traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue
Code applicable to regulated investment companies. Therefore, no provision for federal or state tax is required.

C. Equalization - Prior to December 1, 1998, the Fund used equalization accounting, by which a portion of the proceeds from sales and costs of redemption of fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemption of fund shares. As of December 1, 1998, the Fund discontinued using equalization. This change has no effect on the FundOs net assets, net asset value per share or distributions to shareholders. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital as of December 1, 1998 by $13,531,896.

D. Security Transactions and Investment Income -
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Market discounts on debt securities are accreted; premiums are not amortized.

E. Distributions to Shareholders - Distributions to shareholders are recorded on ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.
Actual results could differ from such estimates.

2. MANAGEMENT FEES:
Management fees are paid to Jones & Babson, Inc. at the rate of .95 of 1% per annum of the average daily net asset value of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the FundOs shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:
Investment transactions for the six months ended May 31, 1999 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Purchases                       $ 155,731,836
Proceeds from sales               434,477,652

Financial Highlights
Condensed data for a share of capital stock outstanding throughout each period.

                                        SIX MONTHS ENDED               Years Ended November
                                         30,  MAY 31,1999    1998     1997     1996     1995     1994
                                          (UNAUDITED)
Per Share Data
Net asset value, beginning of period        $ 47.42       $ 47.73  $ 38.65  $ 31.78  $ 25.19  $ 25.36
Income from investment operations:
Net investment income                          .428          .618     .511     .553     .589     .562
Net gains (losses) on securities
 (both realized and unrealized)               5.132         1.092    9.653    7.194    7.205     .577
Total from investment operations              5.560         1.710   10.164    7.747    7.794    1.139
Less distributions:
Dividends from net investment income          (.290)        (.555)   (.475)   (.532)   (.600)   (.398)
Distributions from capital gains             (1.970)       (1.465)   (.609)   (.345)   (.604)   (.911)
Total distributions                          (2.260)       (2.020)  (1.084)   (.877)  (1.204)  (1.309)
Net asset value, end of period              $ 50.72       $ 47.42  $ 47.73  $ 38.65  $ 31.78  $ 25.19
Total return*                                12.38%         3.85%   26.89%   24.91%   32.07%    4.51%

Ratios/Supplemental Data
Net assets, end of period (in millions)     $ 1,261       $ 1,494  $ 1,419  $   764  $    293  $  120
Ratio of expenses to average net assets**      .96%          .98%     .97%     .96%      .98%    .99%
Ratio of net investment income to average
 net assets**                                 1.23%         1.28%    1.22%    1.63%     2.12%   2.32%
Portfolio turnover rate                         12%           42%      17%      11%        6%     14%

*Total return not annualized for periods less than
  one full year.
**Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.


This report has been prepared for the information of the Shareholders of Babson Value Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson
Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BABSON FUNDS
EQUITIES
Enterprise Fund
Enterprise Fund II
Growth Fund
Shadow Stock Fund
Value Fund
International Fund

fixed income
Bond Trust
Money Market Fund
Tax-Free Income Fund

BABSON FUNDS
Jones & Babson Distributors
A Member of the Generali Group
P.O. Box 419757, Kansas City, MO 64141-6757

1-800-4-babson
(1-800-4222766)
www.babsonfunds.com

JB4C (7/99)                             508505